SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS AND SUMMARY PROSPECTUS OF THE LISTED FUND

Deutsche CROCIâ U.S. Fund

The fund has not yet commenced operations. The fund expects to commence operations on or about April 13, 2015. The fund will not accept purchase orders until on or about April 27, 2015.

Please Retain This Supplement for Future Reference

April 1, 2015 PROSTKR‐484